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                                                                      Exhibit 24

                                POWER OF ATTORNEY

      Each of the undersigned Directors of Enesco Group, Inc. whose signature appears below constitutes and appoints Daniel DalleMolle, Thomas F. Bradley and Charles E. Sanders, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year ended December 31, 2003 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 12, 2003                           By:  /s/ Anne-Lee Verville
                                              ----------------------------------
                                              Anne-Lee Verville
                                              Chairman of the Board and Director


March 12, 2004                           By:  /s/ Daniel DalleMolle
                                              ----------------------------------
                                              Daniel DalleMolle
                                              President and CEO


March 12, 2004                           By:  /s/ Donna Brooks Lucas
                                              ----------------------------------
                                              Donna Brooks Lucas
                                              Director


March 12, 2004                           By:  /s/ John  F. Cauley
                                              ----------------------------------
                                              John F. Cauley
                                              Director


March 12, 2004                           By:  /s/ George R. Ditomassi
                                              ----------------------------------
                                              George R. Ditomassi
                                              Director


March 12, 2004                           By:  /s/ Eugene Freedman
                                              ----------------------------------
                                              Eugene Freedman
                                              Founding Chairman and Director
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March 12, 2004                           By:  /s/ Judith  R. Haberkorn
                                              ----------------------------------
                                              Judith R. Haberkorn
                                              Director


March 12, 2004                           By:  /s/ Donald L. Krause
                                              ----------------------------------
                                              Donald L. Krause
                                              Director


March 12, 2004                           By:  /s/ Hector J. Orci
                                              ----------------------------------
                                              Hector J. Orci
                                              Director


March 12, 2004                           By:  /s/ Thane A. Pressman
                                              ----------------------------------
                                              Thane A. Pressman
                                              Director